SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    February 4, 2002

ISCO INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-22302 (Commission file number)	36-3688459 (I.R.S. Employer Identification Number)

451 Kingston Court, Mt. Prospect, Illinois (Address of Principal Executive Offices)	60056 (Zip Code)

(847) 391-9400
(Registrant’s telephone number, including area code)

SIGNATURES
EXHIBIT INDEX
Press Release

Item 5. Other Events.

     On February 4, 2002, ISCO International, Inc. (“ISCO”) announced that its principal shareholders have committed to participate fully in the company’s ongoing Shareholder Rights Offering. These principal shareholders, collectively owning approximately 67% of the outstanding shares, have committed to exercise their pro rata share of the rights being offered (basic subscription rights) as well as to participate on a pro rata basis in the exercise of any rights not taken up by other shareholders (oversubscription rights).

     Additionally, ISCO has decided to extend the expiration of the subscription rights from February 8, 2002 to February 15, 2002, in order to allow shareholders the maximum opportunity to participate in the rights offering. A complete copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7 — Financial Statements, Pro Forma Financial Information and Exhibits.

Items (a) and (b) are inapplicable.

(c) Exhibits

Exhibit No.	Description

99.1	Press Release issued by ISCO International, Inc. on February 4, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: February 4, 2002		ISCO International, Inc.

	By:	/s/ Charles F. Willes Charles F. Willes Principal and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by ISCO International, Inc. on February 4, 2002.